UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 19, 2023

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	90-2099565
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1815 Rollins Road
Burlingame, California 94010
(Address of registrant’s principal executive offices, and zip code)
(864) 438-0000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PTRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 19, 2023, Proterra Inc (the “Company”), Proterra Operating Company, Inc., a wholly owned subsidiary of the Company (“Proterra OpCo”), Generation IM Climate Solutions II, L.P (“GenIM”) and CSI Prodigy Holdco LP, CSI Prodigy Co-Investment LP and CSI PRTA Co-Investment LP (collectively, the “Cowen Parties”) entered into that certain Amendment to Secured Convertible Promissory Note (the “Amendment”). The Amendment extends the maturity date of that certain secured convertible promissory note in original aggregate principal amount of $3.5 million issued to GenIM (as amended, supplemented or otherwise modified to date, the “GenIM Note” and the GenIM Note as amended and restated in its entirety by the Amendment, the “Amended and Restated GenIM Note”) pursuant to that certain Note Purchase Agreement, dated as of August 4, 2020 (as amended, supplemented or otherwise modified to date, the “Purchase Agreement”), by and among Proterra OpCo, the investors from time to time party thereto, the guarantors from time to time party thereto and CSI GP I LLC, as collateral agent (the “Collateral Agent”) to August 4, 2028 to align with the maturity date of the other notes outstanding under the Note Purchase Agreement following the amendment to the Purchase Agreement and amendment and restatement of the notes thereunder on March 31, 2023, previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2023. No other amendments, modifications, or revisions were made with respect to the Purchase Agreement, the GenIM Note or any other secured convertible promissory note issued in connection with the Purchase Agreement.

The foregoing descriptions of the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment and the Amended and Restated GenIM Note, which are attached hereto as Exhibits 10.1 and 4.1, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
4.1	Form of Amended and Restated GenIM Note (included as Exhibit A in Exhibit 10.1 hereto)
10.1	Amendment to Secured Convertible Promissory Note by and between the Company, Proterra OpCo, GenIM and the Cowen Parties, dated May 19, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2023

PROTERRA INC

By:	/s/ Gareth T. Joyce
Name:	Gareth T. Joyce
Title:	Chief Executive Officer